EXHIBIT 10.24

COMMON STOCK AND WARRANT AGREEMENT

This Common Stock and Warrant Agreement (the “Agreement”) is made and entered into as of August 27, 2007, by and between NNRF, Inc., a Nevada corporation (“Company”) and Darin Nellis (“Recipient”). The Company and Recipient are collectively referred to herein as the “Parties”.

RECITALS

WHEREAS, on August 27, 2007, the Company and Professional Offshore Opportunity Fund, Ltd. (“POOF”) entered into that certain Revolving Credit Facility Agreement (“Credit Agreement”) relating to the provision of up to TWO MILLION FIVE HUNDRED THOUSAND ($2,500,000) dollars to the Company on the terms stated therein;

WHEREAS, in consideration for the provision of funds under the Credit Agreement, Recipient has entered into that certain Pledge Agreement (“Pledge Agreement”) with POOF;

WHEREAS, pursuant to the terms of the Pledge Agreement, Recipient has pledged (“Pledge”), for the benefit of the Company, 447,619 shares of common stock, par value $0.001, represented by common stock certificate number 2073 (“Pledged Shares”);

WHEREAS, pursuant to the terms of the Credit Agreement and Pledge Agreement, POOF may transfer Pledged Shares into its name and sell Pledge Shares in a market transaction to reduce the outstanding amount under the credit facility;

WHEREAS, in consideration for the Pledge, the Company desires to issue Recipient , on the terms set forth herein, shares of common stock of the Company as well as warrants to purchase shares of common stock (“Warrants”) of the Company; and

WHEREAS, Recipient desires to receive the Shares and Warrants in consideration for the Pledge.

NOW, THEREFORE, in consideration of the mutual promises, agreements, covenants, understandings, undertakings, representations and warranties hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Company and Consultant covenant and agree as follows:

1. ISSUANCE OF SHARES AND WARRANTS.

In consideration for Recipient entering into the Pledge Agreement, the Company agrees to issue Recipient the following: (i) 671,429 shares of common stock (“Shares”); and (ii) a warrant to purchase 447,619 shares of common stock (“Warrant”), attached hereto as Exhibit A.

2. CANCELLATION OF SHARES. In the event POOF sells less than all of the Pledged Shares, to be applied as payment towards the then outstanding principal and accrued interest under the Credit Facility, then the Shares shall be reduced in proportion to the percentage of Pledged Shares not sold by POOF. For illustration purposes only, if POOF elects to sell 50% of the Pledged Shares, then Recipient shall return 50% of the Shares to the Company and such shares shall become treasury stock. A final determination shall be made regarding the cancellation of a portion of the Shares upon final payment of the Credit Facility by the Company. Until such time as a final determination is made on the foregoing, Recipient shall be prohibited from selling, collectively, Shares greater than the following:

X/Y * Z

X = Number of Pledged Shares sold by POOF

Y = Number of Pledged Shares

Z = Number of Shares

3. REGISTRATION RIGHTS. Recipient shall have one (1) demand right, which may be exercised any time following the 60-day anniversary of effectiveness of the Company registration statement on Form 10-SB. All registration expenses shall be borne exclusively by the Company, and all selling expenses shall be borne exclusively by Recipient.

4. GENERAL PROVISIONS.

(a) Recitals. The recitals set forth above are true and correct and are incorporated herein.

(b) Notice. Any and all notices required under this Agreement shall be in writing and shall be either (I) hand-delivered; (ii) mailed, first-class postage prepaid, certified mail, return receipt requested; or (iii) delivered via an international recognized overnight courier service, addressed to:

Company:                                          NNRF, Inc.
1574 Gulf Rd., #242
Point Roberts, WA 98281
Facsimile: 604-943-0775
Attn: Todd Sinclair, CFO

Recipient:                                          Darin Nellis
7707 Goddard Ave.
Los Angeles, CA 90045
Facsimile: 310-287-9984

All notices hand-delivered shall be deemed delivered when actually delivered. All notices mailed or delivered via overnight courier shall be deemed delivered as of three (3) business days after the date postmarked or officially received by overnight carrier. Any changes in any of the addresses listed herein shall be made by notice.

(c) Assignment. The rights, benefits and obligations of the parties hereto under this Agreement shall not be assignable without the prior written consent of the non-assigning party, which consent may be withheld in the non-assigning party’s sole and absolute discretion. Notwithstanding the foregoing, this Agreement shall be binding on the heirs, successors and assigns of the parties hereto.

(d) Amendment. No amendment or modification of this Agreement shall be deemed effective unless and until it is executed in writing by both the Company and the Consultant.

(e) Severability. It is mutually agreed that all of the terms, covenants, provisions and agreements contained herein are severable and that, in the event any of them shall be held to be invalid by any competent court, this Agreement shall be interpreted as if such invalid term, covenant, provision or agreement were not contained herein.

(f) Governing Law; Binding Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, United States of America, in effect on the date of this Agreement without resort to any conflict of laws principles Any and all disputes, controversies, claims, or other disagreements arising out of or relating to this Agreement or the actual or alleged breach thereof shall be settled via binding arbitration in accordance with rules of the American Arbitration Association in Los Angeles, California.

(g) Entire Agreement. This Agreement contains the entire agreement between the parties, and the parties hereby agree that no other oral representations or agreements have been entered into in connection with the Consultant performing the services described hereunder.

(h) Counterparts. This Agreement may be executed at different times and in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i) Neutral Interpretation. The provisions contained herein shall not be construed in favor of or against any party because that party or its counsel drafted this Agreement, but shall be construed as if all parties prepared this Agreement, and any rules of construction to the contrary are hereby specifically waived. The terms of this Agreement were negotiated at arm’s length by the parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:		RECIPIENT:

NNRF, INC.		DARIN NELLIS

By:	/s/ J. P. Todd Sinclair	/s/ Darin Nellis
J.P. Todd Sinclair Chief Financial Officer

EXHIBIT A

WARRANT TO PURCHASE COMMON STOCK

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

COMMON STOCK PURCHASE WARRANT

For the Purchase of 447,619 Shares
of Common Stock, $0.001 par value
of

NNRF, INC.
A Nevada Corporation

For value received, Darin Nellis (the “Holder”), or his assigns, is entitled to, on or before the date specified below on which this Common Stock Purchase Warrant (the “Warrant”) expires, but not thereafter, to subscribe for, purchase and receive the number of fully paid and nonassessable shares of the common stock, no par value (the “Common Stock”), of NNRF, Inc., a Nevada corporation (the “Company”) set forth above, at a price of $2.95 per share (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment by bank check of the Exercise Price for such shares of Common Stock to the Company at its principal office.

1. Exercise of Warrant. This Warrant may be exercised in whole or in part, from time to time, commencing on the date hereof (the “Issue Date”) and expiring on the second (2nd) anniversary date hereof, by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by bank check of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise, if any. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Pacific Time, on the expiration date specified above, this Warrant shall become void and without further force or effect, and all rights represented hereby shall cease and expire.

2. Rights of the Holder. Prior to exercise of this Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

3. Adjustment in Number of Shares.

(A) Adjustment for Reclassifications. In case at any time, or from time to time, after the Issue Date the holders of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (including cash) by way of stock-split, spinoff, reclassification, combination of shares or similar corporate rearrangement (exclusive of any stock dividend of its or any subsidiary’s capital stock), then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property which such Holder(s) would hold on the date of such exercise if on the Issue Date they had been the holder of record of the number of shares of Common Stock of the Company called for on the face of this Warrant and had thereafter, during the period from the Issue Date, to and including the date of such exercise, retained such shares and/or all other or additional stock and other securities and property receivable by them as aforesaid during such period, giving effect to all adjustments called for during such period. In the event of a declaration of a dividend payable in shares of any equity security of a subsidiary of the Company, then the Company may cause to be issued a warrant to purchase shares of the subsidiary (“Springing Warrant”) in an amount equal to such number of shares of the subsidiary’s securities to which the Holders would have been entitled, but conditioned upon the exercise of this Warrant as a prerequisite to receiving the shares issuable pursuant to the Springing Warrant.

(B) Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities of which are at the time receivable on the exercise of this Warrant) after the Issue Date, or in case, after such date, the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then and in each such case the Holder(s) of this Warrant, upon the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Holder(s) would be entitled had the Holders exercised this Warrant immediately prior thereto, all subject to further adjustment as provided herein; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

4. Officer’s Certificate. Whenever the number of shares of Common Stock issuable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Company shall forthwith file in the custody of its Secretary at its principal office, an officer’s certificate showing the adjusted number of shares of Common Stock or Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder(s) and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder(s). Such certificate shall be conclusive as to the correctness of such adjustment.

5. Restrictions on Transfer. Certificates for the shares of Common Stock to be issued upon exercise of this Warrant shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SHARES UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE LAWS OF OTHER APPLICABLE JURISDICTIONS.

The Holder, by acceptance hereof, agrees that, absent an effective registration statement under the Securities Act of 1933, as amended (the “Act”), covering the disposition of this Warrant or the Common Stock issued or issuable upon exercise hereof, such Holder(s) will not sell or transfer any or all of this Warrant or such Common Stock without first providing the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that such sale or transfer will be exempt from the registration and prospectus delivery requirements of the Act. The Holder agrees that the certificates evidencing the Warrant and Common Stock which will be delivered to the Holder by the Company shall bear substantially the following legend: The Holder of this Warrant, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request, in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Shares will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

6. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

7. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of the Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

8. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the Holder.

9. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

10. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of Nevada.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on August 27, 2007.

NNRF, INC.

By:	/s/ J. P. Todd Sinclair
J.P. Todd Sinclair
Chief Financial Officer

Form to be used to exercise Warrant:

TO: NNRF, INC.    DATE: _____________

The undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _____________________ shares of the Common Stock of the Company called for thereby, and hereby makes payment by cashier’s check of $__________ in payment of the Exercise Price pursuant thereto. Please issue the shares of the Common Stock as to which this Warrant is exercised to:

___________________________

___________________________

___________________________

and if said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the balance remaining of such Warrants to _____________________ at the address stated above.

By:

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